--------------------------------------------------------------------------------
                                                                        SELIGMAN
                                                                    PENNSYLVANIA
                                                                  MUNICIPAL FUND

                                MID-YEAR REPORT
                                 MARCH 31, 2002

                                Providing Income
                              Exempt From Regular
                                   Income Tax
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS

The past six months were modestly positive for municipal bonds. After the shock of September 11, signs began to emerge indicating that a US economic recovery was underway, and the Federal Reserve Board adopted a neutral monetary stance. Many municipal issuers, however, faced fiscal challenges caused by the slowdown. In this environment, Seligman Pennsylvania Municipal Fund continued to pay attractive yields exempt from federal and state taxes, and returned 0.14% for the six-month period ended March 31, 2002, based on the net asset value of Class A shares.

Economic news was increasingly positive over the past six months. The US Commerce Department reported that gross domestic product (GDP) expanded 1.7% during the fourth quarter of 2001, more than previously thought. Industrial production increased, and consumer confidence was strong. Job cuts continued to be a concern, however, as the unemployment rate rose to 6.0%. Nevertheless, encouraged that the economy was rebounding from its downturn, the Fed ended its unprecedented series of interest rate reductions. The strength and timing of the recovery is still uncertain, though, and the Fed hinted that it would probably not raise interest rates over the near term. Continued low inflation allows the Fed to leave rates untouched for now.

As prospects for the US economy improved, yields for both Treasury bonds and municipal bonds increased. During the six-month period, the yield on the 10-year Treasury bond rose from 4.60% to 5.42%, and the yield on the one-year Treasury rose from 2.49% to 2.70%. For the same period, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a 43-basis-point range. At March 31, 2002, the Index was at 5.32%, 18 basis points higher than on September 30, 2001.

While 2001's recession was considered mild by historical standards, it nonetheless created difficulties for the nation's states and municipalities. Many found themselves grappling with budget deficits, decreased tax revenues, and increased demand for services. Most have responded to the fiscal crisis by raising taxes, cutting spending, and drawing on reserves. An economic rebound would likely help to alleviate these budgetary pressures.

Looking ahead, we anticipate that interest rates will remain fairly stable over the near term. If economic acceleration does prompt the Fed to raise rates later in the year, we think that any such increase would be small. While higher energy prices could act as an inflationary pressure, the Fed has made it clear that it thinks high productivity levels will continue to restrain inflation. Given the economic weakness, we are closely monitoring Pennsylvania's credit quality. However, it is important to remember that your Fund's focus remains on high-quality bonds. At March 31, 2002, 85% of the Fund's holdings were rated AAA by Standard & Poor's, the highest rating available. We believe that this emphasis on quality will continue to serve investors well and help insulate the Fund from any deterioration in credit trends.

We appreciate your confidence in Seligman Pennsylvania Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's portfolio of investments, financial statements, and performance history, follows this letter.

By order of the Trustees,

/s/William  C.  Morris
   William  C.  Morris
   Chairman
                                                                /s/Brian T. Zino
                                                                   Briam T. Zino
                                                                       President
May  16,  2002

--------------------------------------------------------------------------------
INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGER,
THOMAS  G.  MOLES

Q: What economic and market factors influenced Seligman Pennsylvania Municipal Fund during the past six months?

A: Seligman Pennsylvania Municipal Fund began its current fiscal year on October 1, 2001, just three weeks after the September 11 terrorist attacks. While our nation was still in mourning, life was slowly returning to normal. The stock market had recovered from the initial shock and was making steady improvement towards pre-September 11 levels. US Treasury bond yields continued their downward trend, aided by a flight to quality. In the municipal market, activity was muted and prices remained stable. At the end of October, the Treasury Department announced the elimination of 30-year Treasury bond sales, sending Treasury bond yields to the lowest levels of the period. Long-term municipal yields, which had been fluctuating within a narrow trading range, fell to a four-year low. However, the bond market rally would prove temporary due to a positive shift in the US economic outlook, and interest rates trended higher for the remainder of the Fund's first fiscal quarter. A resilient consumer sector was largely responsible for the growing optimism. Home buying, supported by attractive mortgage rates, was particularly robust, while a record number of mortgage refinancings provided an additional boost to consumer spending.

     During the Fund's second fiscal quarter, economic conditions continued to improve. Long-term municipal yields fluctuated within a narrow trading range through February, but began to trend higher during March as estimates for the pace of growth were raised. For the six-month period, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a 43-basis-point range. At March 31, 2002, the Index was at 5.32%, 18 basis points higher than on September 30, 2001.

     The US recession caused a significant erosion of corporate profits, resulting in disappointing equity market returns over the past 12 months. This prompted a growing number of investors to diversify their portfolios, many of which had become overweighted in stocks. The municipal market's record of safety and stability, as well as attractive taxable equivalent yields, sparked a significant increase in the demand for municipal securities. Municipal issuance has kept pace with the strong demand for municipal bonds. During 2001, new issue supply rose 43% over 2000 and was the second highest volume total on record. For the first quarter of 2002, issuance increased 10% versus the same period last year. Volume in the state of Pennsylvania grew by nearly 100% in 2001, more than double the national average, and by 10% for the three months ended March 31, 2002, in line with overall supply.

     The nation's states and municipalities have been experiencing a decline in tax revenues at the same time that demand for services is increasing. Nevertheless, most states and municipalities have managed to maintain their credit rating. In fact, Moody's Investors Service reports that for the first quarter of 2002, overall municipal credit rating upgrades outnumbered downgrades by a ratio of 3.4 to 1. This represents a continuation of a six-year trend of overall improvement in municipal creditworthiness. The health care sector was an exception to the positive results. While the industry has made strides over the years, downgrades continue to exceed upgrades by a ratio of 2.5 to 1. Most of the downgrades involved hospitals already rated at the lower end of investment grade ratings.

--------------------------------------------------------------------------------
INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGER,
THOMAS  G.  MOLES

Q:   What was your investment strategy?

A: Throughout the past six months, we favored municipal bonds with long maturity dates, due to the steeply sloped municipal yield curve. In addition, we purchased current coupon bonds, given our stable outlook for long-term interest rates. Continued economic weakness at the start of the period prompted us to concentrate new Fund purchases in AAA-rated insured bonds. Also, quality spreads have not widened sufficiently to justify the increased credit risk of lower rated bonds. The Fund has retained its emphasis on high-quality holdings-on March 31, 2002, 85% of the portfolio was rated AAA by Standard & Poor's, the highest municipal credit rating available. We also favored municipal bonds issued to fund essential services, in particular, water and sewer facilities. The Fund's largest sector continues to be education bonds, while the water and sewer sector experienced the largest increase. Over the past six months, we have also made an effort to improve the call protection of the Fund by reducing positions of short-call bonds and replacing them with bonds offering a minimum of ten years of call protection.

Q:   What is your outlook?

A: According to the latest estimates, the US recession ended in November 2001, just eight months after it began. We anticipate that the US economy will continue to expand throughout 2002. The recovery, however, is not without risks. In particular, the Middle East crisis and higher oil prices could slow economic growth. Further, the months to come may present a challenge to many states and municipalities as they struggle to balance their budgets. The economic slowdown has left the majority of states facing budget deficits due to sharply lower tax receipts and growing demand for services. Most states have responded by adjusting expenditures through budget cuts, layoffs and hiring freezes, and capital project postponements. A strong rebound in 2002 would go a long way toward alleviating the negative effects of the recession and easing budgetary pressures.

     Given our expectations for a modest recovery, we anticipate that long-term interest rates will remain stable going forward. If, however, the economy accelerates too quickly, renewed inflation concerns could prompt an increase in yields. Still, any increase in long-term interest rates will likely be modest, constrained by considerable slack remaining in the economy, as well as a continuation of remarkable productivity gains.

A TEAM APPROACH

Seligman Pennsylvania Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  AND  PORTFOLIO  SUMMARY  (UNAUDITED)

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS
For  Periods  Ended  March  31,  2002

                                                                     AVERAGE ANNUAL
                                            -----------------------------------------------------------------------
                                                                                           CLASS C        CLASS D
                                                                                           SINCE          SINCE
                            SIX             ONE            FIVE           10               INCEPTION      INCEPTION
                            MONTHS*         YEAR           YEARS          YEARS            5/27/99        2/1/94
-------------------------------------------------------------------------------------------------------------------
CLASS A**
With Sales Charge           (4.56)%          (1.30)%       4.47%          5.59%            n/a            n/a
Without Sales Charge         0.14             3.63         5.48           6.10             n/a            n/a
CLASS C**
With Sales Charge
    and CDSC                (2.23)            0.83         n/a            n/a              2.96%          n/a
Without Sales Charge
    and CDSC                (0.26)            2.85         n/a            n/a              3.33           n/a
CLASS D**
With 1% CDSC                (1.24)            1.86         n/a            n/a              n/a            n/a
Without CDSC                (0.26)            2.85         4.67           n/a              n/a            3.86%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***    0.33             3.81         6.23           6.70             5.20+          5.53++


NET ASSET VALUE                                         DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                        For Periods Ended March 31, 2002
                                                        ---------------------------------------------

              3/31/02     9/30/01     3/31/01                        DIVIDENDS*       CAPITAL GAIN*       SEC YIELD**
---------------------------------------------------------------------------------------------------------------------
CLASS A       $7.76       $7.92       $7.81            CLASS A       $0.159            $0.012             3.66%
CLASS C        7.75        7.91        7.80            CLASS C        0.128             0.012             3.06
CLASS D        7.75        7.91        7.80            CLASS D        0.128             0.012             3.09

HOLDINGS BY MARKET SECTOR+                             MOODY'S/S&P RATINGS+
Revenue Bonds                   89%                    Aaa/AAA           85%
General Obligation Bonds        11                     Aa/AA             11
                                                       A/A                4
WEIGHTED AVERAGE MATURITY       22.3 years

--------------
*    Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Past performance is not indicative of future investment results.

*** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

+    From 5/31/99.

++   From 1/31/94.

* Represents per share amount paid or declared for the six months ended March 31, 2002.

** Current yield, representing the annualized yield for the 30-day period ended March 31, 2002, has been computed in accordance with SEC regulations and will vary.

+    Percentages based on market values of long-term holdings at March 31, 2002.

++   Includes escrowed-to-maturity securities.

--------------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  (UNAUDITED)
March  31,  2002


    FACE                                                                                            RATINGS          MARKET
    AMOUNT        MUNICIPAL BONDS                                                                   MOODY'S/S&P      VALUE
-------------------------------------------------------------------------------------------------------------------------------
$1,000,000        Berks County Municipal Authority, PA Hospital Rev. (The Reading Hospital &
                       Medical Center Project), 5.70% due 10/1/2014                                 Aaa/AAA          $1,080,960
 1,000,000        Berks County Municipal Authority, PA Hospital Rev. (The Reading Hospital &
                       Medical Center Project), 6% due 11/1/2029+                                   Aaa/AAA           1,122,170
 1,000,000        Berks County, PA Water and Sewer Authority Collection Sewer System
                       Rev., 5% due 6/1/2024                                                        Aaa/AAA             953,790
 1,000,000        Delaware County Authority, PA (Haverford College Rev.),
                       5-1/2% due 11/15/2023                                                        Aaa/AAA           1,005,470
 1,000,000        Delaware County Industrial Development Authority, PA (Philadelphia
                       Suburban Water Company), 6.35% due 8/15/2025*                                Aaa/AAA           1,076,790
 1,000,000        Delaware River Port Authority Rev. (Pennsylvania and New Jersey Port
                       District Project), 5-5/8% due 1/1/2026                                       Aaa/AAA           1,027,400
 1,000,000        Delaware Valley, PA Regional Finance Authority Local Government Rev.,
                       7-3/4% due 7/1/2027                                                          Aaa/AAA           1,323,120
 1,000,000        Lehigh County, PA Industrial Development Authority Pollution Control Rev.
                       (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029             Aaa/AAA           1,064,320
 1,000,000        Northampton County, PA General Purpose Authority Rev.,5 1/4% due 10/1/2030        Aaa/AAA             979,720
 1,000,000        Pennsylvania Economic Development Financial Authority Rev., (The Procter
                       & Gamble Paper Project Company), 5-3/8% due 3/1/2031                         Aa3/AA-             955,380
 2,000,000        Pennsylvania Higher Education Assistance Agency Student Loan Rev.,
                       6.40% due 3/1/2022*                                                          Aaa/AAA           2,040,700
 1,000,000        Pennsylvania Higher Educational Facilities Authority College & University Rev.
                       (University of Pennsylvania), 5.90% due 9/1/2014                             A1/AA             1,033,810
 1,350,000        Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University),
                       5-3/4% due 5/1/2022                                                          Aaa/AAA           1,398,357
 1,220,000        Pennsylvania Higher Educational Facilities Authority Rev. (Temple University),
                       5% due 4/1/2029                                                              Aaa/AAA           1,141,200
   980,000        Pennsylvania Housing Finance Agency (Single Family Mortgage Rev.),
                       6-1/4% due 4/1/2031*                                                         Aa2/AA+           1,016,172
 1,250,000        Pennsylvania Intergovernmental Co-Op Authority Special Tax Rev.
                       (Philadelphia Funding Program), 5% due 6/15/2021                             Aaa/AAA           1,205,338
   750,000        Pennsylvania State Turnpike Commission Rev., 6% due 12/1/2017                     Aaa/AAA             777,960

--------------
+    Pre-refunded security.

* Interest income earned from this security is subject to the federal alternative minimum tax.

See  notes  to  financial  statements.

--------------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  (UNAUDITED)
March  31,  2002


    FACE                                                                                            RATINGS          MARKET
    AMOUNT        MUNICIPAL BONDS                                                                   MOODY'S/S&P      VALUE
-------------------------------------------------------------------------------------------------------------------------------
$1,000,000        Pennsylvania State Turnpike Commission Rev., 5% due 7/15/2041                     Aaa/AAA             915,160
 1,300,000        Philadelphia, PA Airport Rev., 6.10% due 6/15/2025*                               Aaa/AAA           1,348,516
 1,000,000        Philadelphia, PA Parking Authority Airport Parking Rev.,
                       5-1/2% due 9/1/2018                                                          Aaa/AAA           1,016,390
 1,000,000        Philadelphia, PA Water and Wastewater Rev., 5% due 11/1/2031                      Aaa/AAA             928,390
   450,000        Philadelphia Redevelopment Authority, PA (Home Mortgage Rev.),
                       9% due 6/l/2017++                                                            NR/AA               623,218
                                                                                                                    -----------

TOTAL MUNICIPAL BONDS (Cost $23,238,683) - 99.7%                                                                     24,034,331
OTHER ASSETS LESS LIABILITIES - 0.3%                                                                                     75,337
                                                                                                                    -----------
NET ASSETS - 100.0%                                                                                                  24,109,668
                                                                                                                    ===========

--------------
**   Escrowed-to-maturity security.

* Interest income earned from this security is subject to the federal alternative minimum tax.

See  notes  to  financial  statements.

--------------------------------------------------------------------------------
STATEMENT  OF  ASSETS  AND  LIABILITIES  (UNAUDITED)
March  31,  2002


ASSETS:
Investments, at value: (Cost $23,238,683)                                                                  $24,034,331
Cash                                                                                                            44,954
Interest receivable                                                                                            373,595
Receivable for securities sold                                                                                  20,000
Expenses prepaid to shareholder service agent                                                                    4,025
Other                                                                                                            7,412
                                                                                                           -----------
TOTAL ASSETS                                                                                                24,484,317
                                                                                                           -----------

LIABILITIES:
Payable for Shares of Beneficial Interest repurchased                                                          235,951
Dividends payable                                                                                               38,451
Payable to the Manager                                                                                          10,491
Accrued expenses and other                                                                                      89,756
                                                                                                             ---------
TOTAL LIABILITIES                                                                                              374,649
                                                                                                             ---------
NET ASSETS                                                                                                 $24,109,668
                                                                                                           ===========
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($.001 par value; unlimited shares authorized;
    3,105,992 shares outstanding):
    Class A                                                                                              $      2,915
    Class C                                                                                                       106
    Class D                                                                                                        85
Additional paid-in capital                                                                                 23,078,396
Undistributed net investment income                                                                            66,751
Undistributed net realized gain                                                                               165,767
Net unrealized appreciation of investments                                                                    795,648
                                                                                                           ----------
NET ASSETS                                                                                                $24,109,668
                                                                                                           ==========
NET ASSET VALUE PER SHARE:
CLASS A ($22,630,617 / 2,915,203 shares)                                                                        $7.76
                                                                                                                =====
CLASS C ($823,539 / 106,235 shares)                                                                             $7.75
                                                                                                                =====
CLASS D ($655,512 / 84,554 shares)                                                                              $7.75
                                                                                                                =====

--------------
See  notes  to  financial  statements.

--------------------------------------------------------------------------------
STATEMENT  OF  OPERATIONS  (UNAUDITED)
For  the  Six  Months  Ended  March  31,  2002

INVESTMENT INCOME:
INTEREST                                                                                                            $679,979

EXPENSES:
Management fee                                                                   $62,534
Distribution and service fees                                                     36,280
Shareholder account services                                                      22,083
Auditing and legal fees                                                           13,763
Registration                                                                       9,000
Custody and related services                                                       8,395
Shareholder reports and communications                                             7,654
Trustees' fees and expenses                                                        4,784
Miscellaneous                                                                      1,355
                                                                                --------
TOTAL EXPENSES                                                                                                       165,848
                                                                                                                   ---------
NET INVESTMENT INCOME                                                                                                514,131

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                 166,094
Net change in unrealized appreciation (depreciation) of investments             (645,251)
                                                                                --------
NET LOSS ON INVESTMENTS                                                                                             (479,157)
                                                                                                                   ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                                                               $34,974
                                                                                                                   =========

--------------
See  notes  to  financial  statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS
                                                                                       ENDED                        YEAR
                                                                                       3/31/02                      ENDED
                                                                                      (unaudited)                   9/30/01
                                                                                       -------------                ------------
Net investment income                                                                  $514,131                    $1,023,947
Net realized gain on investments                                                        166,094                        98,060
Net change in unrealized appreciation
(depreciation) of investments                                                          (645,251)                    1,270,216
                                                                                      ---------                     ---------

INCREASE IN NET ASSETS FROM OPERATIONS                                                   34,974                     2,392,223
                                                                                      ---------                     ---------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A                                                                                (478,497)                     (996,950)
Class C                                                                                 (12,099)                       (9,462)
Class D                                                                                 (10,667)                      (20,090)
Net realized long-term gain on investments:
Class A                                                                                 (36,255)                           --
Class C                                                                                    (978)                           --
Class D                                                                                    (966)                           --
                                                                                       --------                     ---------

DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                              (539,462)                   (1,026,502)
                                                                                       --------                     ---------
                                            SHARES
                                            ---------------------------------
                                            SIX MONTHS
TRANSACTIONS IN SHARES OF                   ENDED                     YEAR
BENEFICIAL INTEREST:                        3/31/02                   ENDED
                                           (unaudited)                9/30/01
                                            -------------             -------
Net proceeds from sales of shares:
    Class A                                  24,994                    136,799          198,288                     1,070,198
    Class C                                  29,756                     64,021          232,345                       501,702
    Class D                                  12,081                     10,677           95,398                        84,995
Shares issued in payment of dividends:
    Class A                                  30,343                     69,436          238,929                       539,886
    Class C                                     193                        221            1,516                         1,726
    Class D                                     393                      1,400            3,092                        10,838
Exchanged from associated Funds:
    Class A                                  10,485                    450,739           82,278                     3,492,392
    Class C                                      --                      5,049               --                        38,068
    Class D                                     244                     13,460            1,897                       103,300
Shares issued in payment of
gain distributions:
    Class A                                   3,107                         --           24,673                            --
    Class C                                      60                         --              472                            --
    Class D                                      85                         --              674                            --
                                             ------                    --------         -------                     ---------
Total                                       111,741                    751,802          879,562                     5,843,105
                                            -------                    --------         -------                     ---------
Cost of shares repurchased:
    Class A                                (179,525)                  (418,750)      (1,411,792)                   (3,254,788)
    Class C                                  (3,133)                   (13,546)         (24,800)                     (102,218)
    Class D                                  (3,614)                   (20,731)         (28,514)                     (160,235)
Exchanged into associated Funds:
    Class A                                  (9,095)                  (275,358)         (71,988)                   (2,134,616)
    Class C                                      --                     (3,400)              --                        (26,486)
    Class D                                      --                     (9,634)              --                        (74,799)
                                            -------                    --------         -------                     ---------
Total                                      (195,367)                  (741,419)      (1,537,094)                   (5,753,142)
                                            -------                    --------         -------                     ---------

INCREASE (DECREASE) IN NET ASSETS FROM
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST                         (83,626)                    10,383         (657,532)                      89,963
                                             ======                     ======          -------                       ------
INCREASE (DECREASE) IN NET ASSETS                                                    (1,162,020)                   1,455,684
NET ASSETS:
Beginning of period                                                                  25,271,688                   23,816,004
                                                                                     ----------                   ----------
END OF PERIOD (including undistributed/(net of dividends in excess of) net
investment income of $66,751 and $(2,555), respectively)                            $24,109,688                  $25,271,688
                                                                                    ===========                  ===========

--------------
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

1. MULTIPLE CLASSES OF SHARES -- Seligman Pennsylvania Municipal Fund (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures adopted by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2002, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2002 amounted to $3,966,440 and $3,590,065, respectively.

     At March 31, 2002, the cost of investments for federal income tax purposes was $23,183,496. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $55,187. The tax basis gross unrealized appreciation and depreciation of investments amounted to $1,085,463 and $234,628, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $899 for sales of Class A shares. Commissions of $6,878 and $2,155 were paid to dealers for sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 2002, fees incurred aggregated $29,289, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 2002, fees incurred under the Plan amounted to $3,715 and $3,276, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended March 31, 2002, such charges amounted to $2,363.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2002, Seligman Services, Inc. received commissions of $493 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $2,186 pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $22,083 for shareholder account services in accordance with a methodology approved by the Fund's trustees.

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

     Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, shareholder transaction volume and number of shareholder accounts.

     Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings (loss) accrued thereon is included in trustees' fees and expenses and the accumulated balance at March 31, 2002, of $25,909 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended March 31, 2002, the Fund did not borrow from the credit facility.

6. CHANGE IN ACCOUNTING PRINCIPLE -- As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $56,438 increase to cost of investments and undistributed net investment income and a corresponding $56,438 decrease in net unrealized appreciation, based on securities held by the Fund on September 30, 2001.

     The effect of this change for the six months ended May 31, 2002 (for financial reporting purposes only), was to increase net investment income by $7,994; decrease net realized gain on investments by $9,245 and increase net change in unrealized appreciation by $1,251. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

                                      CLASS A                                                     CLASS C
                                      ----------------------------------------------------------  --------------------------------
                                      SIX                                                         SIX
                                      MONTHS                                                      MONTHS   YEAR ENDED
                                      ENDED      YEAR ENDED SEPTEMBER 30,                         ENDED    SEPTEMBER 30,   5/27/99*
                                      3/31/02    -----------------------------------------------  3/31/02  --------------  TO
                                     (unaudited) 2001      2000      1999      1998      1997  (unaudited) 2001     2000   9/30/99
                                      ---------  -------   -------   -------   -------   -------   ------  ------   -----  -------
PER SHARE DATA:
NET ASSET VALUE,
    BEGINNING OF PERIOD              $7.92       $7.49     $7.49     $8.24     $7.96     $7.82     $7.91   $7.48    $7.49  $7.88
                                      -------    -------   -------   -------   -------   -------   ------  ------   -----  -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income**               0.16        0.33      0.34      0.34      0.35      0.36      0.13    0.27     0.28   0.10
Net realized and
Unrealized gain (loss)
On investments**                     (0.15)       0.43      0.05     (0.60)     0.36      0.24     (0.15)   0.43     0.04  (0.39)
                                      -------    -------   -------   -------   -------   -------   ------  ------   -----  -----
TOTAL FROM INVESTMENT OPERATIONS      0.01        0.76      0.39     (0.26)     0.71      0.60     (0.02)   0.70     0.32  (0.29)
                                      -------    -------   -------   -------   -------   -------   ------  ------   -----  -----
LESS DISTRIBUTIONS:
Dividends from net
Investment income                    (0.16)      (0.33)    (0.34)    (0.34)    (0.35)    (0.36)    (0.13)  (0.27)   (0.28) (0.10)
Distributions from net realized
Capital gain                         (0.01)         --     (0.05)    (0.15)    (0.08)    (0.10)    (0.01)     --    (0.05)    --
                                      -------    -------   -------   -------   -------   -------   ------  ------   -----  -----
TOTAL DISTRIBUTIONS                  (0.17)      (0.33)    (0.39)    (0.49)    (0.43)    (0.46)    (0.14)  (0.27)   (0.33) (0.10)
                                      -------    -------   -------   -------   -------   -------   ------  ------   -----  -----
NET ASSET VALUE,
END OF PERIOD                        $7.76       $7.92     $7.49     $7.49     $8.24     $7.96     $7.75   $7.91    $7.48  $7.49
                                      =======    =======   =======   =======   =======   =======   ======  ======    ====   ====
TOTAL RETURN:                         0.14%      10.27%    5.33%     (3.38)%    9.20%     7.89%    (0.26)%  9.48%    4.42% (3.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000s omitted)                     $22,631     $24,047   $23,014   $25,142   $29,582   $30,092      $824    $628     $202   $143
Ratio of expenses to
Average net assets                    1.28%+      1.32%+    1.28%+    1.21%+    1.19%+    1.19%+    2.03%+  2.07%+   2.03%+ 1.93%+
Ratio of net income to average
Net assets                            4.15%       4.20%     4.56%     4.25%     4.34%     4.60%     3.40%   3.45%    3.81%  3.69%
Portfolio turnover rate              14.71%       5.43%    12.11%     7.80%    13.05%    32.99%    14.71%   5.43%   12.11%  7.80%

--------------
See  footnotes  on  page  14.

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS

                                              CLASS D
                                              -----------------------------------------------------------------------------
                                               SIX
                                               MONTHS
                                               ENDED          YEAR ENDED SEPTEMBER 30,
                                               3/31/02        -------------------------------------------------------------
                                              (unaudited)     2001         2000        1999           1998             1997
                                              ---------       ----         ----        -----          ----             ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD          $7.91          $7.48         $7.49         $8.23         $7.95            $7.81
                                              -----          -----         -----         -----         -----           -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income**                        0.13           0.27          0.28          0.28          0.29             0.30
Net realized and unrealized gain
 (loss)  on investments**                     (0.15)          0.43          0.04         (0.59)         0.36             0.24
                                              -----          -----         -----         -----         -----           -----
TOTAL FROM INVESTMENT OPERATIONS              (0.02)          0.70          0.32         (0.31)         0.65             0.54
                                              -----          -----         -----         -----         -----           -----
LESS DISTRIBUTIONS:

Dividends from net investment income          (0.13)         (0.27)        (0.28)        (0.28)        (0.29)           (0.30)
Distributions from net gain realized          (0.01)          --           (0.05)        (0.15)        (0.08)           (0.10)
                                              -----          -----         -----         -----         -----           -----
TOTAL DISTRIBUTIONS                           (0.14)         (0.27)        (0.33)        (0.43)        (0.37)           (0.40)
                                              -----          -----         -----         -----         -----           -----
NET ASSET VALUE, END OF PERIOD                $7.75          $7.91         $7.48         $7.49         $8.23            $7.95
                                               =====         ======        =====         =====         =====           ======
TOTAL RETURN:                                 (0.26)%         9.48%         4.42%        (3.99)%        8.36%            7.07%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)       $656           $596          $600          $856          $607            $816
Ratio of expenses to average net assets        2.03%+         2.07          2.03%         1.96%         1.97%           1.96%
Ratio of net income to average net assets      3.40%+         3.45%         3.81%         3.50%         3.56%           3.83%
Portfolio turnover rate                       14.71%          5.43%        12.11%         7.80%        13.05%          32.99%

---------------
*    Commencement of offering of Class C shares.

+    Annualized.

++   For the period from May 27, 1999 to September 30, 1999.

** The effect of the accounting change in Note 6, for the six months ended March 31, 2002, on net investment income per share and net realized and unrealized loss on investments was less than $0.01 per share for each share class and increased the ratio of net income to average net assets of each share class by 0.06%. The per share data and ratios for periods prior to October 1, 2001 have not been restated.

See  notes  to  financial  statements.

--------------------------------------------------------------------------------
TRUSTEES

JOHN  R.  GALVIN  2,  4
Director,  Raytheon  Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

PAUL  C.  GUIDONE  * 1
Chief  Investment  Officer,
J.  &  W.  Seligman  &  Co.  Incorporated

ALICE  S.  ILCHMAN  3,  4
Trustee,  Committee  for  Economic  Development

FRANK  A.  MCPHERSON  3,  4
Director,  Conoco  Inc.
Director,  Integris  Health

JOHN  E.  MEROW  2,  4
Director,  Commonwealth  Industries,  Inc.
Trustee,  New  York-Presbyterian  Hospital
Retired  Chairman  and  Senior  Partner,
Sullivan  &  Cromwell,  Law  Firm

BETSY  S.  MICHEL  2,  4
Trustee,  The  Geraldine  R.  Dodge  Foundation

WILLIAM  C.  MORRIS  1
Chairman
Chairman  of  the  Board,
J.  &  W.  Seligman  &  Co.  Incorporated
Chairman,  Carbo  Ceramics  Inc.
Director,  Kerr-McGee  Corporation

JAMES  C.  PITNEY + 3,  4
Retired  Partner,  Pitney,  Hardin,  Kipp  &  Szuch,  Law  Firm

LEROY  C.  RICHIE  2,  4
Chairman  and  CEO,  Q  Standards  Worldwide,  Inc.

JAMES  Q.  RIORDAN  3,  4
Director,  KeySpan  Corporation
Trustee,  Committee  for  Economic  Development

ROBERT  L.  SHAFER  3,  4
Retired  Vice  President,  Pzer  Inc.

JAMES  N.  WHITSON  2,  4
Director,  C-SPAN
Director,  CommScope,  Inc.

BRIAN  T.  ZINO  1
President
President,  J.  &  W.  Seligman  &  Co.  Incorporated
Chairman,  Seligman  Data  Corp.
Vice  Chairman,  ICI  Mutual  Insurance  Company
Member  of  the  Board  of  Governors,
Investment  Company  Institute

FRED  E.  BROWN
Trustee  Emeritus

--------------
*    Elected  May  16,  2002.
+    Retired  May  16,  2002.
Member:  1  Executive  Committee
         2  Audit  Committee
         3  Trustee Nominating Committee
         4  Board Operations Committee

--------------------------------------------------------------------------------
EXECUTIVE  OFFICERS

WILLIAM  C.  MORRIS
Chairman

BRIAN  T.  ZINO
President

THOMAS  G.  MOLES
Vice  President

THOMAS  G.  ROSE
Vice  President

LAWRENCE  P.  VOGEL
Vice  President  and  Treasurer

FRANK  J.  NASTA
Secretary

FOR  MORE  INFORMATION

MANAGER
J.  &  W.  Seligman  &  Co.  Incorporated
100  Park  Avenue
New  York,  NY  10017

GENERAL  DISTRIBUTOR
Seligman  Advisors,  Inc.
100  Park  Avenue
New  York,  NY  10017

SHAREHOLDER  SERVICE  AGENT
Seligman  Data  Corp.
100  Park  Avenue
New  York,  NY  10017

IMPORTANT  TELEPHONE  NUMBERS
(800)  221-2450  Shareholder  Services
(212)  682-7600  Outside  the  United  States
(800)  622-4597  24-Hour  Automated Access  Service

--------------------------------------------------------------------------------
GLOSSARY  OF  FINANCIAL  TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

--------------
Adapted from the Investment Company Institute's 2001 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

--------------------------------------------------------------------------------
                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     (LOGO)


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017
                                www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Pennsylvania Municipal Fund, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TEDPA3  3/02